Exhibit 99.1

WILLIS GROUP HOLDINGS FACT BOOK For the quarter ended September 30, 2011

2 Leading global insurance broker Broad range of professional insurance, reinsurance, risk management, financial and human resource consulting and actuarial services Global distribution capabilities to meet risk management needs of large multinational and middle market clients More than 400 offices in 120 countries, with approximately 17,000 employees 2010 total revenues $3.3 billion; YTD 2011 total revenues $2.6 billion Strong sales culture and relentless focus on cost control Market capitalization approximately $6 billion (as of November 21, 2011) Willis snapshot

3 Group financial summary - 3Q 2011 4% reported and 2% organic growth in commissions and fees (C&F) - driven by net new business 5% organic growth in International, 9% organic growth in Global, and 4% organic decline in North America, decline primarily driven by one business - Loan Protector 13.8% adjusted operating margin, down 70 basis points over year ago quarter Negative impact from Loan Protector's financial performance and increased amortization of retention awards, partially offset by savings from 2011 operational review Adjusted EPS of $0.41 (includes $0.01 of favorable FX) increased 11% 3Q11 3Q10 Revenue $755 $723 Organic C&F growth 2% 4% Expenses $672 $627 Operating margin 11.8% 14.5% Adjusted operating margin 13.8% 14.5% Reported EPS $0.34 $0.37 Adjusted EPS $0.41 $0.37 See important disclosures regarding Non-GAAP measures on page 23 ($ in millions, except for adjusted EPS) Steady organic revenue growth; meaningful savings from 2011 operational review

4 Group financial summary - 3Q YTD 2011 5% reported and 3% organic growth in commissions and fees (C&F) - solid new business generation and improved client retention 6% organic growth in International, 6% organic growth in Global, and 2% organic decline in North America 23.6% adjusted operating margin, unchanged from year ago period Organic revenue growth, tempered by higher salary and benefits expense, including retention award amortization and unfavorable FX translation Adjusted EPS of $2.30 (includes $0.06 of favorable FX) 3QYTD 2011 3QYTD 2010 Revenue $2,633 $2,504 Organic C&F growth 3% 4% Expenses $2,148 $1,928 Operating margin 18.4% 23.0% Adjusted operating margin 23.6% 23.6% Reported EPS $1.02 $2.09 Adjusted EPS $2.30 $2.18 See important disclosures regarding Non-GAAP measures on page 23 ($ in millions, except for adjusted EPS) Solid organic revenue growth; meaningful savings from 2011 operational review

5 Organic growth in commissions and fees exceeds peers Average 2006 - 2010 Willis 4% Peers 0% Note: Peer averages are based on Willis estimates using public information from AJG, AON, BRO, MMC 2005 2006 2007 2008 2009 2010 3QYTD 2011 Willis 0.05 0.08 0.03 0.04 0.02 0.04 0.03 Peer Average 0 0.03 0 -0.01 -0.02 -0.01 0.02 See important disclosures regarding Non-GAAP measures on page 23

6 Growth driven by strong new business production % Organic growth in commissions and fees 6% average net new underlying business 2006 - 2010 2005 2006 2007 2008 2009 2010 3Q YTD 2011 Net new underlying business 0.06 0.08 0.04 0.06 0.05 0.06 0.04 Changes in rate and other market factors -0.01 0 -0.01 -0.02 -0.03 -0.02 -0.01 See important disclosures regarding Non-GAAP measures on page 23

7 2005 2006 2007 2008 2009 2010 3Q YTD 2011 Willis 0.21 0.23 0.24 0.21 0.22 0.23 0.236 Peer Average 0.19 0.21 0.19 0.19 0.21 0.21 0.208 Strong adjusted operating margins Average 2006 - 2010 Willis 23% Peers 20% Note: Peer averages are based on Willis estimates using public information from AJG, AON, BRO, MMC See important disclosures regarding Non-GAAP measures on page 23

8 Segment highlights - 3Q 2011 NORTH AMERICA INTERNATIONAL Organic C&F down 4%; primarily driven by lower Loan Protector revenues Excluding Loan Protector, organic C&F is flat Employee Benefits flat and construction up low single digits Good growth in the South and Atlantic regions Tech and Telecom had good quarter, along with Financial Services, and Executive Risks Operating margin declined to 19.5% - lower C&F partially offset by 2011 operational review savings Organic C&F growth of 5 percent; strong new business generation Double digit organic growth in Latin America and Eastern Europe, high single digit growth in Asia Low single digit growth in continental Europe and slight decline in UK & Ireland with economic weakness across much of the region Operating margin of 1.9%; decrease driven by higher amortization of retention awards and continued investment in growth, partially offset by favorable FX movements GLOBAL Organic C&F growth of 9%, with positive growth in each business unit Reinsurance growth led by North America and Asia, reflects new business growth and profitability initiative Global Specialties growth led by Marine, Energy & Construction London Markets Wholesale expansion led by growth in Global markets International Operating margin of 22.4%, down primarily due to unfavorable FX and higher retention award amortization 2011 YTD COMMISSIONS AND FEES See important disclosures regarding Non-GAAP measures on page 23 Category 1 North America 0.38 International 0.29 Global 0.33

9 Willis North America overview Segment overview 2010 commissions and fees Extensive retail platform with leading positions in major markets Able to leverage industry and specialty practice group expertise across network Major practice groups include: Employee Benefits (approximately 24 percent of 2010 North America C&F) Construction (approximately 12 percent of 2010 North America C&F) CAPPPS (Captives/Programs) Financial and Executive Risk Other Regions includes Canada and Mexico See important disclosures regarding Non-GAAP measures on page 23 Category 1 Northeast 0.12 Midwest 0.18 Atlantic 0.19 Western 0.14 Southeast 0.16 CAPPPS+ 0.14 Other Regions 0.08 2011 YTD commissions and fees Category 1 Northeast 0.123 Midwest 0.178 Atlantic 0.191 Western 0.136 Southeast 0.164 CAPPPS+ 0.125 Other Regions 0.083

10 Segment overview 2010 commissions and fees Willis International overview Retail operations outside North America Network of subsidiaries, affiliates and correspondents in more than 100 countries; leading positions in UK, France, Scandinavia, China and Russia Offices designed to grow business locally around the world, making use of the skills, industry knowledge and expertise available elsewhere in the Group International Employee Benefits generated approximately 15 percent of 2010 International C&F See important disclosures regarding Non-GAAP measures on page 23 2011YTD commissions and fees

11 Category 1 Reinsurance 0.45 Other 0.05 Aerospace / Inspace 0.1 Marine 0.08 Construction 0.04 Energy 0.05 Finex 0.06 Faber & Dumas 0.08 Global Markets International 0.09 Segment overview 2010 commissions and fees Willis Global overview Reinsurance Willis Re One of only three global reinsurance brokers Significant market share in major markets, particularly marine and aviation Cutting edge analytical and advisory services, including Willis Research Network Complete range of transactional capabilities including, in conjunction with Willis Capital Markets & Advisory, risk transfer via the capital markets See important disclosures regarding Non-GAAP measures on page 23 2011 YTD commissions and fees

12 Segment overview 2010 commissions and fees Willis Global overview (continued) Global Specialties Strong global positions in Aerospace/Inspace FINEX and Financial Solutions - political risks and UK financial institutions Marine Energy Construction London Market Wholesale includes Faber & Dumas - wholesale brokerage including: Glencairn Limited - provides access to London & Bermuda markets Niche - Fine Art, Jewelry and Specie, Bloodstock and Kidnap & Ransom Global Markets International - provides access for retail clients to global markets Willis Capital Markets & Advisory Advises on M&A and capital markets products See important disclosures regarding Non-GAAP measures on page 23 Category 1 Reinsurance 0.45 Other 0.05 Aerospace / Inspace 0.1 Marine 0.08 Construction 0.04 Energy 0.05 Finex 0.06 Faber & Dumas 0.08 Global Markets International 0.09 2011 YTD commissions and fees

13 ($ millions) Strong cash flow from operations 2005 2006 2007 2008 2009 2010 LTM 3Q11 Willis 328 147 275 253 419 489 513 Ongoing cash generation

14 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Willis 195 27 114 191 372 300 600 300 500 March 2011 Issued $300 million of 5 year, 4.125% Senior Notes and $500 million of 10 year, 5.75% Senior Notes Redeemed and/or repurchased $500 million of 12.875% Senior Notes (1) Total debt of $2.4 billion at September 30, 2011 Ratings Moody's Baa3 (stable outlook) Standard & Poor's BBB- (positive outlook) ($ in millions) Improved debt and maturity profile (1) Repurchase of $500 million of 12.875% senior notes completed March/April 2011. L + 225 L+ 225 L+ 225 5.625% 4.125% 6.20% 7.00% 5.75% See important disclosures regarding forward-looking statements on page 22

15 Looking ahead

16 See important disclosures regarding forward-looking statements on page 22 We thoroughly understand our clients' needs and their industries We develop client solutions with the best markets, price and terms We relentlessly deliver quality client service We get claims paid quickly .... WITH INTEGRITY The Willis Cause

17 Delivering the Willis Cause See important disclosures regarding forward-looking statements on page 22 Realigning our business model to further grow the Company and deliver the Willis Cause - our value proposition to clients - more consistently and efficiently. For example, current and targeted initiatives include: Focusing resources on client delivery Expansion of Global Solutions to grow in Global large account segment Rollout of Sales 2.0, our industry focused middle market initiative Global placement organization to drive aggregation of facilities, optimization of commissions, technology and process Rollout of small commercial network franchise model Instituting target operating models in business units and corporate Recruiting talent to drive new business Improving client retention through relentless focus on metrics and process Reorienting our culture around Delivering the Willis Cause

18 Delivering the Willis Cause - example initiatives CLIENT UNDERSTANDING SERVICE QUALITY CLAIMS PAID Segments Specialization Sales 2.0 Global Solutions Willis Research Network Analytics Willis Quality Index Global Placement Programs, Panels & Facilities Willis Capital Markets & Advisory Target Operating Model Location Optimization Key Client Outcome (KCO ) metrics Platform Upgrades Claims Advocacy BEST SOLUTION See important disclosures regarding forward-looking statements on page 22 .... WITH INTEGRITY Transparency Clients before Contingents One Flag

19 Operational review rationale See important disclosures regarding forward-looking statements on page 22 Challenging external environment Soft rate environment Slow pace of economic recovery in major western economies To support our growth strategy and delivery of the Willis Cause in 2011 and beyond, we developed our Target Operating Model and are continuing to invest in Advanced analytics Industry talent and expertise Operational efficiency and systems enabled transformation Product innovation In order to fund investments, we implemented an operating review to better align resources with our growth strategy and enable long-term expense savings In 3q11, identified opportunities to achieve further efficiencies and increased full year charge to $160 million (from $130 million) and increased expected savings to $75 million in 2011 and $115 to $125 million in 2012

20 Wrap up 3% organic growth YTD, driven by International and Global segments North America pressured by Loan Protector performance Completed 2011 Operational Review Recorded $130 million YTD of 2011 operational review charge Further efficiency opportunities increase anticipated 2011 charge to $160 million Delivered cost savings of $48 million YTD 2011 expected savings of $75 million 2012 expected savings of $115 to $125 million Successfully implementing revenue initiatives See important disclosures regarding forward-looking statements and important disclosures regarding Non-GAAP measures on pages 22 and 23

21 Appendix

22 Important disclosures regarding forward-looking statements This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and adjusted earnings per share growth, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as 'anticipate', 'believe', 'estimate', 'expect', 'intend', 'plan', 'probably', or similar expressions, we are making forward-looking statements. There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: the impact of any regional, national or global political, economic, business, competitive, market, environmental, and regulatory conditions on our global business operations; the impact of current financial market conditions on our results of operations and financial condition, including as a result of the impact of the volume of foreclosures, any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to continue to manage our significant indebtedness; our ability to compete effectively in our industry; our ability to implement and realize anticipated benefits of the 2011 Operational Review, the Willis Cause or any other initiative we pursue; material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane, or otherwise; the volatility or declines in other insurance markets and premiums on which our commissions are based, but which we do not control; our ability to retain key employees and clients and attract new business; the timing or ability to carry out share repurchases, refinancings or take other steps to manage our capital and the limitations in our long-term debt agreements that may restrict our ability to take these actions; any fluctuations in exchange and interest rates that could affect expenses and revenue; rating agency actions that could inhibit our ability to borrow funds or the pricing thereof; a significant decline in the value of investments that fund our pension plans or changes in our pension plan funding obligations; our ability to achieve the expected strategic benefits of transactions; our ability to receive dividends or other distributions in needed amounts from our subsidiaries; changes in the tax or accounting treatment of our operations; any potential impact from the US healthcare reform legislation; the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; our involvements in and the results of any regulatory investigations, legal proceedings and other contingencies; risks associated with non-core operations including underwriting, advisory or reputational; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; and the interruption or loss of our information processing systems or failure to maintain secure information systems. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For additional information see also Part I, Item 1A "Risk Factors" included in Willis' Form 10-K for the year ended December 31, 2010, and Willis' form 10-Q for the quarter ended September 30, 2011 and our subsequent filings with the Securities and Exchange Commission. Copies are available online at http://www.sec.gov or on request from the Company. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Our forward- looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.

23 This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of SEC rules. We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company's operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis. These financial measures should be viewed in addition to, not in lieu of, the Company's condensed consolidated income statements and balance sheet as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC. Our method of calculating these non-GAAP financial measures may differ from other companies and therefore comparability may be limited. Important disclosures regarding Non-GAAP measures Adjusted earnings per share (Adjusted EPS) is defined as adjusted net income per diluted share. Adjusted net income is defined as net income, excluding certain items as set out on pages 26 and 27. Adjusted operating income is defined as operating income, excluding certain items as set out on pages 24 and 25. Adjusted operating margin is defined as the percentage of adjusted operating income to total revenues. Organic commissions & fees growth excludes: (i) the impact of foreign currency translation; (ii) the first twelve months of net commission and fee revenues generated from acquisitions; (iii) the net commission and fee revenues related to operations disposed of in each period presented; (iv) in North America, legacy contingent commissions assumed as part of the HRH acquisition and that had not been converted into higher standard commission; and (v) investment income and other income from reported revenues, as set out on pages 29 and 30. Reconciliations to GAAP measures are provided for selected non-GAAP measures.

24 Important disclosures regarding Non-GAAP measures (continued) See related footnotes on page 28 Operating Income to Adjusted Operating Income

25 Important disclosures regarding Non-GAAP measures (continued) Operating Income to Adjusted Operating Income See related footnotes on page 28

26 Important disclosures regarding Non-GAAP measures (continued) Net Income to Adjusted Net Income See related footnotes on page 28

27 Important disclosures regarding Non-GAAP measures (continued) Net Income to Adjusted Net Income See related footnotes on page 28

28 Important disclosures regarding Non-GAAP measures (continued) Notes to the Operating Income to Adjusted Operating Income reconciliation and Net Income from Continuing Operations to Adjusted Net Income from Continuing Operations reconciliation $15 million pre-tax charge in 3Q11 ($130 million in 3QYTD)relating to the 2011 operational review, including $7 million of severance costs relating to the elimination of approximately 200 positions in 3Q11 (or $64 million of severance costs relating to the elimination of approximately 800 positions in 3QYTD). With effect from January 1, 2010, the Venezuelan economy was designated as hyper-inflationary. The Venezuelan government also devalued the Bolivar Fuerte in January 2010. As a result of these actions, the Company recorded a one-time charge in other expenses to reflect the re-measurement of its net assets denominated in Venezuelan Bolivar Fuerte. Severance costs excluded from adjusted operating income and adjusted net income in 2008 relate to approximately 350 positions through the year ended December 31, 2008 that were eliminated as part of the 2008 expense review. Severance costs also arise in the normal course of business and these charges (pre-tax) amounted to $3 million and $2 million for the second quarter of 2010 and 2009, respectively, $11 million and $18 million for the first six months of 2010 and 2009, respectively, and $24 million and $2 million for the years ended December 31, 2009 and 2008, respectively. Other 2008 expense review salaries and benefits costs relate primarily to contract buyouts. In addition to severance costs and a net loss on disposal of operations, the Company incurred significant additional expenditure in 2006 to launch its strategic initiatives, including professional fees, lease termination costs and vacant space provisions. The gain on disposal of London headquarters is shown net of leaseback costs. 2009 HRH integration costs include $nil million severance costs ($2 million in 2008). Other operating expenses primarily relate to property and systems rationalization. The charge for the accelerated amortization for intangibles relates to the HRH brand name. Following the successful integration of HRH into our North American operations, we announced on October 1, 2009 that our North America retail operations would change their name from Willis HRH to Willis North America. Consequently, the intangible asset recognized on the acquisition of HRH relating to the HRH brand has been fully amortized. These are legal and professional fees incurred as part of the Company's redomicile of its parent Company from Bermuda to Ireland. On September 29, 2009 we repurchased $160 million of our 5.125 percent Senior Notes due July 2010 at a premium of $27.50 per $1,000 face value, resulting in a total premium on redemption, including fees, of $5 million.

29 Commissions and Fees Analysis (a) Important disclosures regarding Non-GAAP measures (continued) (a) Effective January 1, 2011, the Company's internal reporting structure has changed. The primary changes are: Global Markets International, previously reported within the International segment, is now reported in the Global segment. In addition, Mexico Retail, which was previously reported within the International segment, is now reported in the North America segment. Comparative data has been restated accordingly. (b) Included in North America reported commissions and fees were legacy HRH contingent commissions of $1 million in the third quarter of 2011 compared with $3 million in the third quarter of 2010, and $5 million in the nine months ended September 30, 2011 and $11 million in the nine months ended September 30, 2010. (c) Reported commissions and organic revenue growth for the nine months ended September 30, 2011 included a first quarter 2011 favorable impact from a change in accounting methodology in a Global Specialty business of $6 million.

30 Effective January 1, 2011, the Company's internal reporting structure has changed. The primary changes are: Global Markets International, previously reported within the International segment, is now reported in the Global segment. In addition, Mexico Retail, which was previously reported within the International segment, is now reported in the North America segment. Comparative data has been restated accordingly. Included in North America reported commissions and fees were legacy HRH contingent commissions of $11 million in 2010 compared with $27 million in 2009. Important disclosures regarding Non-GAAP measures (continued) Commissions and Fees Analysis (a)

WILLIS GROUP HOLDINGS FACT BOOK For the quarter ended September 30, 2011